SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [ ]
Filed by a Party other than the Registrant [x]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[x]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                        Provident Bankshares Corporation

                (Name of Registrant as Specified In Its Charter)

                             Mid-Atlantic Investors

    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                       Provident Bankshares Corporation

                    PROXY STATEMENT OF MID-ATLANTIC INVESTORS

                -------------------------------------------------

     This Proxy Statement is furnished to stockholders of Provident Bankshares Corporation, a Maryland corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by Mid-Atlantic Investors, a South Carolina general partnership ("Mid-Atlantic") for the purposes set forth herein for use at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 114 East Lexington Street, Baltimore, Maryland 21202, on April 19, 2000, at 10:00 a.m., and at any adjournment thereof (the "Annual Meeting").

     Solicitation of proxies may be made in person or by mail, telephone, telegraph or other electronic means by Mid-Atlantic, its office employees and its general partners. Mid-Atlantic may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and Mid-Atlantic will reimburse the reasonable forwarding expenses. Mid-Atlantic has employed D.F. King & Co., Inc. in connection with the solicitation of proxies at a cost of approximately $10,000. Approximately 25 employees of D.F. King & Co., Inc. will be involved in soliciting proxies for Mid-Atlantic. The total cost of this solicitation of proxies is expected to be approximately $100,000, and will be paid by Mid-Atlantic. Expenditures through March 1, 2000, in furtherance of, or in connection with solicitation of proxies were less than $2,000. Mid-Atlantic will not seek reimbursement from the Company for any expenses. This Proxy Statement and the enclosed form of proxy were first sent or given to stockholders on or about March 24, 2000.

     The  Company  has its  principal  executive  offices at the  offices of the
Company, 114 East Lexington Street, Baltimore, Maryland 21202. The Company's telephone number is (410) 277-7000. Mid-Atlantic has its principal offices at 289 Hunters Blind Drive, Columbia, South Carolina 29212. Mid-Atlantic's telephone number is (803) 749-7888.

                        RESOLUTION TO BE PRESENTED AT THE
                         ANNUAL MEETING BY MID-ATLANTIC

     Mid-Atlantic plans to present the resolution set forth below to the stockholders for a vote at the Annual Meeting. Mid-Atlantic is soliciting proxies pursuant hereto to vote "FOR" the resolution.

Resolution Proposed By Mid-Atlantic Investors

     RESOLVED that the stockholders hereby inform the board of directors that it is the desire of the stockholders that the board of directors immediately take the necessary steps to achieve a sale, merger or other acquisition of the Company on terms that will maximize stockholder value as promptly as possible.

     Mid-Atlantic recommends you vote FOR this resolution.

     This is the same resolution Mid-Atlantic proposed at the April 23, 1999 annual stockholder meeting. Since closing at $28.097 on April 16, 1999, Provident common stock has lost 43% of its value as of March 17, 2000, when it closed at $16.00. Mid-Atlantic has discussed with management of the Company management's vision for the Company's future on a number of occasions. Management has not articulated to Mid-Atlantic or the stockholders a clear plan for maximizing the value of the Company to its stockholders. It appears to Mid-Atlantic that management is operating from a misguided and erroneous belief that the Company will have greater value to the stockholders if it remains independent rather than if it is sold. Based on publicly available information, Mid-Atlantic believes that a sale of the Company would be in the best interest of the stockholders. Mid-Atlantic hopes that adoption of this resolution will lead to a prompt sale of the Company.

     Because the proposal is advisory only, it will not bind the Board of Directors to take any action if approved. It is, nevertheless, an opportunity for stockholders to communicate their wishes to the Board of Directors.

                               REVOCATION OF PROXY

     Any stockholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Secretary of the Company of such revocation or (b) by a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice of revocation should be sent to Corporate Secretary. Please also send a copy to Mid-Atlantic Investors at Post Office Box 7574, Columbia, South Carolina 29202.

                                VOTING PROCEDURES

     The securities that may be voted at the meeting consist of shares of Common Stock of the Company (the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. The close of business on February 21, 2000 has been established by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 25,532,918.

     Directors are elected by a majority of the votes present, without regard to either: (i) broker non-votes or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld. The resolution proposed by Mid-Atlantic will be determined by a majority of the votes cast, without regard to either: (i) broker non-votes or (ii) proxies marked "ABSTAIN" as to that matter. Proxies specifying abstention as to a proposal will cause the shares so represented to be counted toward a quorum, but not counted as voting for such proposal. To the extent holders or brokers having the right to vote shares do not attend the meeting or return a proxy, such shares will not count toward a quorum and, if a quorum is otherwise achieved, will have no effect on the proposals considered at the meeting.

                       ACTIONS TO BE TAKEN BY THE PROXIES

     Each proxy executed pursuant to this solicitation by Mid-Atlantic, unless the stockholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as nominees for election to the Board of Directors; "FOR" approval of the Resolution of Stockholders introduced by Mid-Atlantic recommending that the Board of Directors immediately take the necessary steps to achieve a sale, merger or other acquisition of the Company; and "FOR" the resolution to approve the independent auditors. In each case where the stockholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with those specifications. Mid-Atlantic does not hereby seek authority to vote on any other matter of business which may be brought before the Annual Meeting, unless such matter relates to the foregoing resolutions, or is incidental to the conduct of the meeting, in which case, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same.

                              STOCKHOLDER PROPOSALS

     To be eligible under the Securities and Exchange Commission's stockholder proposal rule (Rule 14a-8) for inclusion in the Company's proxy statement and form of proxy card, and for presentation at the Company's 2001 Annual Meeting, currently scheduled to be held on April 18, 2001, a proposal of a stockholder must be received by the Company at 114 East Lexington Street, Baltimore, Maryland 21202 prior to November 7, 2000. For a stockholder proposal submitted outside of the process provided by Rule 14a-8 to be eligible for presentation at the Company's 2001 Annual Meeting, timely notice thereof must be received by the Company by December 19, 2000 in the manner and form required by the Company's By-Laws. In order to curtail controversy as to compliance with these requirements, stockholders are urged to submit proposals to the Secretary of the Company by Certified Mail-Return Receipt Requested. If the date of the 2001 Annual Meeting should change, such deadlines would also change.

                       SECURITY OWNERSHIP OF PARTICIPANTS
                       IN MID-ATLANTIC PROXY SOLICITATION

     The following table sets forth, as of February 21, 2000, the number and percent of outstanding shares of the Company's common stock beneficially owned by participants in Mid-Atlantic's proxy solicitation.

                                                                        Number of Shares                   % of
Name of Participants                 Business Address                  Beneficially Owned                 Shares
--------------------                 -----------------                 ------------------                 ------
Mid-Atlantic Investors               P.O. Box 7574                           812,150(1)                   3.2%
                                     Columbia, SC 29202
H. Jerry Shearer                     289 Hunters Blind Drive                 842,238(1)(2)                3.3%
                                     Columbia, SC 29212
Jerry Zucker                         4838 Jenkins Avenue                   1,340,150(1)                   5.2%
                                     Charleston, SC 29405
Mid-Atlantic Partners                P. O. Box 7574                          417,625                      1.6%
                                     Columbia, SC 29202
Shearer Enterprises, Inc.            289 Hunters Blind Drive                   4,410                     0.02%
                                     Columbia, SC 29212
Mid-Atlantic Investors and                                                 1,370,238(3)                   5.4%
Messrs. Shearer and Zucker
as a group

-------------------------
(1)  Includes  the  shares  owned by  Mid-Atlantic  Investors  and  Mid-Atlantic
     Partners.
(2) Mr. Shearer's wife, Martha M. Shearer, has joint ownership with Mr. Shearer of 12,075 shares of the Company's Common Stock which are included in the shares beneficially owned by Mr. Shearer. Mrs. Shearer resides at 289 Hunters Blind Drive, Columbia, South Carolina 29212. Total also includes 4,410 shares of the Company's Common Stock owned by Shearer Enterprises, Inc., as to which Mr. Shearer has voting and dispositive power.
(3) The total shares beneficially owned by Mid-Atlantic, Mid-Atlantic Partners and Messrs. Shearer and Zucker

                    ADDITIONAL INFORMATION ABOUT PARTICIPANTS
                       IN MID-ATLANTIC PROXY SOLICITATION

      Mid-Atlantic is a general partnership organized under the laws of the State of South Carolina for the purpose of investing in financial institutions. Jerry Zucker and H. Jerry Shearer are the general partners of Mid-Atlantic. Mr. Zucker is the chief executive of The InterTech Group, Inc. and the Polymer Group, Inc., the address of both of which is Post Office Box 5205, North Charleston, South Carolina 29405. The principal business of the InterTech Group, Inc. is manufacture of a wide and diverse variety of polymer and elastomer based products. The principal business of The Polymer Group, Inc. is manufacture and marketing of non-woven and woven polyolefin products. Mr. Shearer is managing partner of Mid-Atlantic.

      Mid-Atlantic Partners is a limited partnership formed under the laws of the State of South Carolina for the purpose of investing in financial institutions. Mid-Atlantic is the general partner of Mid-Atlantic Partners.

      During the past two years Mid-Atlantic made the following purchases of Company stock: 7/21/99 - 18,900 shares; 1/26/00 - 50,000 shares; 1/27/00 -
50,000 shares.

      During the past two years Mid-Atlantic Partners made the following purchases of Company stock: 7/21/99 - 42,000 shares; 12/8/99 - 100,000 shares.

      During the past two years Mr. Zucker made the following purchases of Company stock: 1/26/00 - 75,000 shares; 1/27/00 - 230,000 shares; 1/31/00 -
20,000 shares;  2/1/00 - 45,000 shares;  2/2/00 - 10,000 shares; 2/4/00 - 75,000 shares;  2/7/00 - 8,000 shares;  2/8/00 - 12,000 shares;  2/9/00 - 5,000 shares;
2/10/00 - 45,000 shares; 2/11/00 - 3,000 shares.

      During the past two years Mr. Shearer made the following purchases of Company stock: 3/24/98 - 1,575 shares; 4/8/98 - 1,653 shares; 4/20/98 - 11,025 shares; 2/4/00 - 10,000 shares; 2/10/00 - 3,000. Mr. Shearer sold Company stock as follows: 6/2/98 - 175 shares; 8/7/98 - 500 shares; 10/6/98 - 126 shares;
10/15/98 - 60 shares; 12/8/98 - 714 shares. Shearer Enterprises, Inc., purchased Company stock: 3/24/98 - 2,152 shares; 3/26/98 - 3,308 shares. It sold Company stock: 9/30/98 - 465 shares; 10/12/98 - 585 shares.

      All of the share amounts in the preceding three paragraphs have been adjusted to give effect to subsequent stock splits and dividends.

      The shares of common stock owned by Mid-Atlantic, Mid-Atlantic Partners, Mr. Zucker and Mr. Shearer which had a value at March 7, 2000 of approximately $21,323,867, are pledged to secure margin accounts, which represent funds borrowed for the purpose of acquiring or holding such shares.

      Other than the Mid-Atlantic partnership agreement between Messrs. Shearer and Zucker pursuant to which they share dispositive and voting power with respect to partnership matters, neither Mid-Atlantic, nor either of Messrs. Shearer or Zucker is, or has been in the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of the Company. Neither Mid-Atlantic nor Messrs. Shearer or Zucker, nor any of their associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party.

           ELECTION OF DIRECTORS AND APPROVAL OF INDEPENDENT AUDITORS

      The Company's Board of Directors has nominated seven persons to be elected as directors at the Annual Meeting. Such persons are identified in the Board's Proxy Statement filed with the Securities and Exchange Commission on March 6, 2000 (the "Board's Proxy Statement"), and information about such persons' employment, business experience and terms of office is also required to be set forth therein.

      Mid-Atlantic does not endorse those nominees. As a convenience to stockholders who want to vote in the election of directors, Mid-Atlantic has provided a place on its proxy card for stockholders to register their votes for directors. Mid-Atlantic has also provided a space on its proxy card for stockholders to vote on the approval of Price-waterhouseCoopers, LLP as independent auditors for 1999. The proxy agents named on the proxy card will vote in accordance with the instructions of the stockholder.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

      Information about compensation of directors and executive officers of the Company is required to be set forth in the Board's Proxy Statement, and reference is made thereto for such information. It may help explain management's opposition to Mid-Atlantic's proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The securities ownership of and other information about the Board of Directors and Executive Officers of the Company is set forth in the Board's Proxy Statement.

                                 OTHER BUSINESS

      Mid-Atlantic is not aware of any other business to be conducted at the Annual Meeting. Mid-Atlantic does not seek authority hereby to vote on any other business unless it relates to nominees for the Board of Directors of the Company, the resolution discussed herein, or is incidental to the conduct of the meeting, in which case, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment on such matters.

                         ************IMPORTANT************

 1. Be sure to vote on the GREEN card. Vote "FOR" the shareholder resolution proposal. We urge you not to sign any proxy card which is sent to you by Provident
          Bankshares. Remember, each properly executed proxy you submit revokes all prior proxies. Even if you have already submitted a proxy sent to you by Provident Bankshares, you should sign and return the Mid-Atlantic GREEN proxy.

 2. If any of your shares are held in the name of a bank broker or other nominee, please contact the person responsible for your account and direct him/her to vote on the GREEN PROXY CARD "FOR" the Shareholder Resolution.

 3. If you have any questions or need assistance in voting your shares, please feel free to contact:

                               D. F. King & Co., Inc.
                                   (800) 578-5378

                                 [FORM OF PROXY]

                                      PROXY

               PROXY SOLICITED ON BEHALF OF MID-ATLANTIC INVESTORS
     2000 ANNUAL MEETING OF STOCKHOLDERS OF PROVIDENT BANKSHARES CORPORATION

      H. Jerry Shearer and Jerry Zucker, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of Provident Bankshares Corporation (the "Company") held of record by the undersigned on the Record Date at the 2000 Annual Meeting of Stockholders to be held at the offices of the Company, at 114 East Lexington Street, Baltimore, Maryland 21202 on April 19, 2000, at 10:00 a.m., and at any adjournment thereof, as follows:

1.       ELECTION OF   [ ] FOR all nominees listed  [ ] WITHHOLD AUTHORITY
         DIRECTORS.        below                        to vote for all nominees
                                                        LISTED BELOW

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S), LINE THROUGH OR STRIKE OUT THE INDIVIDUAL(S) NAME(S).

     NOMINEES: Dr. Calvin W. Burnett,  Pierce B. Dunn, Mark K. Joseph,  Peter M.
               Martin, Sheila K. Riggs.

2.   RESOLUTION OF THE STOCKHOLDERS:

     RESOLVED that the stockholders hereby inform the board of directors that it is the desire of the stockholders that the board of directors immediately take the necessary steps to achieve a sale, merger or other acquisition of the Company on terms that will maximize stockholder value as promptly as possible.

         [ ]    FOR              [ ]  AGAINST             [ ]  ABSTAIN

3.   APPROVAL OF AUDITORS:

     To approve the selection of PricewaterhouseCoopers LLP as the independent auditors of the Company for the fiscal year 2000.

        [ ]    FOR              [ ]  AGAINST             [ ]  ABSTAIN


4. And, in the discretion of said agents, upon such other business relating to the foregoing as may properly come before the meeting, and matters incidental to the conduct of the meeting.

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.




Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, guardian, or similar position, please give full title. If more than one trustee, all should sign. Joint accounts need only one signature, but all account holders should sign if possible.

Dated:                                 ,  2000
       --------------------------------